AFL-CIO Housing Investment Trust 485BPOS

Exhibit 99(1)

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Christopher Coleman
(Signature)

Trustee Name:	Christopher Coleman
(Please Print or Type)

Date: January 30, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Vincent Alvarez
(Signature)

Trustee Name:	Vincent Alvarez
(Please Print or Type)

Date: February 15, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ James A. Williams, Jr.
(Signature)

Trustee Name:	James A. Williams, Jr.
(Please Print or Type)

Date: February 5, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Timothy J. Driscoll
(Signature)

Trustee Name:	Timothy J. Driscoll
(Please Print or Type)

Date: January 17, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Kevin Filter
(Signature)

Trustee Name:	Kevin Filter
(Please Print or Type)

Date: January 12, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Bridget Gainer
(Signature)

Trustee Name:	Bridget Gainer
(Please Print or Type)

Date: February 22, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Sean McGarvey
(Signature)

Trustee Name:	Sean McGarvey
(Please Print or Type)

Date: January 30, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Paul A. Noble
(Signature)

Trustee Name:	Paul A. Noble
(Please Print or Type)

Date: February 22, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Terry O’Sullivan
(Signature)

Trustee Name:	Terry O’Sullivan
(Please Print or Type)

Date: February 22, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Jack Quinn
(Signature)

Trustee Name:	Jack Quinn
(Please Print or Type)

Date: January 29, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Fred Redmond
(Signature)

Trustee Name:	Fred Redmond
(Please Print or Type)

Date: February 16, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Deidre L. Schmidt
(Signature)

Trustee Name:	Deidre L. Schmidt
(Please Print or Type)

Date: February 5, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Anthony Shelton
(Signature)

Trustee Name:	Anthony Shelton
(Please Print or Type)

Date: January 25, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Elizabeth H. Shuler
(Signature)

Trustee Name:	Elizabeth H. Shuler
(Please Print or Type)

Date: January 26, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Tony Stanley
(Signature)

Trustee Name:	Tony Stanley
(Please Print or Type)

Date: January 29, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ Harry W. Thompson
(Signature)

Trustee Name:	Harry W. Thompson
(Please Print or Type)

Date: January 16, 2024

POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust (“Trust”) hereby constitutes and appoints Erica Khatchadourian and Harpreet S. Peleg, and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign on his/her behalf, individually and in his/her capacity as a Trustee of the Trust, all post-effective amendments to the Registration Statement on Securities and Exchange Commission Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

/s/ William C. Thompson, Jr.
(Signature)

Trustee Name:	William C. Thompson, Jr.
(Please Print or Type)

Date: February 7, 2024